EXHIBIT 10.3
                            STOCK ISSUANCE AGREEMENT

         THIS STOCK ISSUANCE AGREEMENT (this "Agreement"), dated as of September 8, 2005 ("Effective Date"), is entered into by and between Chartwell International, Inc., a Nevada corporation (the "Company"), and Peter J. Pinto, an individual (the "Investor").

                                    RECITALS

         WHEREAS, the Company has entered into that certain Agreement and Plan of Merger ("Merger Agreement") by and amongst the Company, E-Rail Acquisition Sub, a Nevada corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and E-Rail Logistics, Inc., a New York corporation ("E-Rail")and wholly-owned subsidiary of Real Waste Holdings, LLC, a New York limited liability company ("RWH"), dated as of even date herewith, whereupon Merger Sub shall be merged with and into E-Rail, and E-Rail shall survive as a wholly-owned subsidiary of the Company (the "Merger");

         WHEREAS, the Investor has entered into that certain Agreement by and among RWH, E-Rail, Starbank Group Ltd., Investor, Andrew Kaufman, Chris Davino and Richard Kessler (collectively, the "Members") dated as of September 2, 2005 whereby the Members agreed to issue 232,500 shares of Common Stock of the Company to Investor upon closing of the Merger and 300,000 shares of Common Stock of the Company pursuant to that certain Note Purchase Agreement by and among Investor, the Company and RWH dated of even date herewith (the "Shares");

         WHEREAS, the Company desires, and Investor agrees to, through this Agreement, provide for certain of Investor's rights and restrictions with respect to the Shares;

         NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       Registration Statement.

                  1.1 On or before a date that is twelve (12) months after the Effective Date, the Company shall file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-3 (or, if such form is not available to the Company, any such other form as may be available to the Company) to register for resale pursuant to Section 5 of the Securities Exchange Act of 1933, as amended (the "Act"), 429,500 of the Shares ("Registrable Securities") transferred to Investor by RWH after the Merger. The Company shall use reasonable best efforts to cause such registration statement to be declared effective within ninety (90) days of filing and to remain available for the resale of such shares and securities for a period of up to twenty four (24) months from the Effective Date, provided, however, that the Company may suspend the use of the prospectus constituting part of the registration statement (i) for up to two periods of sixty (60) days each in the event the Company determines, in its sole judgment, that such prospectus is incomplete, inaccurate or omits to disclose any information required to be included therein, and further provided, that the period during which the registration statement will

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remain available shall be extended by any period in which the Company invoked its right to suspend the use of the prospectus, or (ii) if it shall receive notice or obtain knowledge of the issuance of any stay order by the SEC delaying or suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose. In the event of any such suspension, the Company will promptly notify the Investor of the suspension and use its reasonable best efforts to amend or supplement the registration statement, and the prospectus constituting a part thereof, within said 60-day period to enable the use of the amended or supplemented prospectus for the resale of the shares and securities covered thereby or to prevent the issuance of any stop order or obtain its withdrawal. The Company will promptly notify the Investor of the effectiveness of the registration statement or of any amendment or supplement thereto. The Company will provide the Investor with such copies of the prospectus, or any amended or supplemented prospectus, as the Investor may reasonable request.

                  1.2 Investor agrees to cooperate with the Company in preparing and filing the aforesaid registration statement, and any amendment or supplement thereto, and to provide the Company with such information and documentation as the Company may reasonably request.

                  1.3 Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to maintain the effectiveness of any registration statement, or to update, amend or supplement such registration statement or any prospectus constituting a part thereof, after the Investor shall become eligible to sell all of its shares, or remaining shares, pursuant to Rule 144 of the Act, for any three month period, without volume limitations, or under Rule 144(k) thereunder.

                  1.4 The Company shall bear all expenses in connection with the registration of the shares pursuant to this Agreement, other than fees and expenses, if any, of counsel or other advisers to the Investor or underwriting discounts, brokerage fees and commissions incurred by the Investor.

         2. Market Stand-Off. Investor hereby agrees that it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of the Shares, excluding the Registrable Securities without the prior written consent of the Company, which shall not be unreasonably withheld, for a period of two (2) years from the Effective Time.

         3. Investor Representations and Obligations. Investor acknowledges and agrees to the terms and conditions set forth on Exhibit A and Annex I to such exhibit, attached hereto and incorporated herein by reference as if fully set forth herein.

         4. Confidentiality. Investor, its affiliates and any representative of Investor will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with its rights under this Agreement; provided, however, that, notwithstanding anything to the contrary herein, Investor may use or disclose any confidential information to its directors, officers or employees that have a need to know such information.

         5. Miscellaneous.

a. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) two days after deposit with a nationally recognized overnight courier, specifying two day delivery, with written verification of receipt. All communications shall be sent to the parties at the following addresses or facsimile numbers specified below (or at such other address or facsimile number for a party as shall be designated by ten days advance written notice to the other parties hereto):

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                  If to the Company:

                           Chartwell International, Inc.
                           1124 Smith Street, Suite 304
                           Charleston, W.V. 25301
                           Attn: Imre Eszenyi
                           Ph:(703) 893-5564
                           Fax:(703) 626-2035

                           with a copy to (which shall not constitute notice):

                           Bartel, Eng & Schroder
                           1331 Garden Highway, Suite 300
                           Sacramento, California 95833
                           Attn:  David C. Adams, Esq.
                           Ph:  (916) 442-0400
                           Fax: (916) 442-3442

                  If to the Investor:

                           Peter Pinto
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                           Ph:
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                           Fax:
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                           with a copy to (which shall not constitute notice):

                           [                               ]
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                           Attn:
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                           Ph:
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                           Fax:
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b. Amendment. To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by each of the parties hereto.

c. Waiver. The waiver of one breach or default or any delay in exercising any rights will not constitute a waiver of any subsequent breach or default. No term of this Agreement shall be considered waived and no breach excused by either party unless made in writing. No consent, waiver, or excuse by either party, express or implied, unless in writing, shall constitute a subsequent consent, waiver or excuse.

d. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other rights. Except as otherwise provided hereunder, all rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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e. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

f. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, to the end that transactions contemplated hereby are fulfilled to the extent possible.

g. Entire Agreement. This Agreement (including the exhibits and annex attached hereto and thereto referenced herein) constitutes the entire agreement and supersedes all prior agreements and undertakings both oral and written, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein.

h. Assignment. No party may assign this Agreement or assign its respective rights or delegate their duties (by operation of law or otherwise), without the prior written consent of the other party. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

i. Parties In Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation.

j. Governing Law. This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of Nevada as applied to contracts that are executed and performed in Nevada, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Kanawha County, West Virginia, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

k. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when counterparts have been signed by each of the parties and delivered by facsimile or other means to the other party. Any party who delivers a signature page via facsimile agrees to later deliver an original counterpart to all other parties.

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l. Attorneys Fees. If any action or proceeding relating to this Agreement, or the enforcement of any provision of this Agreement is brought by a party hereto against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first written above.




CHARTWELL INTERNATIONAL, INC.

By:
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Name:
      ------------------------------------------

Title:
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PETER J. PINTO

By:
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